Exhibit 10.5
EXECUTION COPY
TRADEMARK COLLATERAL
SECURITY AND PLEDGE AGREEMENT
This TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT (together with all amendments, supplements and modifications, if any, from time to time hereto, this “Trademark Agreement”), dated as of July 7, 2009, is by the undersigned (each, an “Assignor” and, collectively, the “Assignors”) in favor of Wells Fargo Bank, National Association, in its capacity as the collateral agent (in such capacity, together with its successors and assignees, the “Collateral Agent”) for the Secured Parties (as defined below).
WHEREAS, Real Mex Restaurants, Inc., a Delaware corporation (the “Issuer”), the guarantors party to the Indenture (as defined below) and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”) thereunder, are parties to that certain indenture, dated as of even date herewith (as amended, restated, modified, supplemented, renewed, refunded, replaced or refinanced from time to time, the “Indenture”);
WHEREAS, the Assignors have executed and delivered to the Collateral Agent, for the benefit of the Secured Parties, a security agreement, dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Assignors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in certain of the Assignors’ personal property and fixture assets, including, without limitation, the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on Schedule A attached hereto, together with the goodwill appurtenant thereto, all to secure the payment and performance of the Obligations (as defined below);
WHEREAS, the Collateral Agent, the Trustee and General Electric Capital Corporation, as Agent, have entered into the Intercreditor Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);
WHEREAS, each Assignor is either the Issuer, the parent of the Issuer, or a direct or indirect subsidiary of the Issuer and as such will derive direct and indirect economic benefits from the issuance of the Notes under the Indenture;
WHEREAS, the holders of the Note Obligations (the “Holders”) have required, as a condition to the purchase of the Notes under the Indenture, that each Assignor grant to the Collateral Agent for the ratable benefit of the Collateral Agent, the Trustee and the Holders (collectively, the “Secured Parties”) a security interest in and to the Pledged Trademarks (as defined herein); and
WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Security Agreement;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. DEFINITIONS.
Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Indenture. In addition, the following terms shall have the meanings set forth in this §1 or elsewhere in this Trademark Agreement referred to below:
Assignment of Marks. See §2.1.
Associated Goodwill. All goodwill of each Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.
Materially Adverse Effect. A materially adverse effect on the properties, assets, financial condition or business of the Issuer and its Restricted Subsidiaries or material impairment of the right of the Issuer and its Restricted Subsidiaries, taken as a whole, to carry on business substantially as now conducted by them, or any questioning of the validity of this Trademark Agreement or any of the other Note Documents, or any action taken or to be taken pursuant hereto or thereto.
Obligations. All of the Note Obligations (including, without limitation, the Issuer’s Obligations under or in respect of the Notes (including any exchange notes issued from time to time pursuant to any agreement to provide registration rights in respect of the Notes)) and, in addition, with respect to any Assignor that is a Guarantor of the Note Obligations, all obligations and liabilities of such Assignor which may arise under or in connection with such Guarantee or any other Note Document to which such Assignor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Assignor pursuant to the terms of this Trademark Agreement or any other Note Document).
Pledged Trademarks. All of each Assignor’s right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights (other than those that constitute Excluded Assets), the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.
PTO. The United States Patent and Trademark Office.
Related Assets. All assets, rights and interests of each Assignor that uniquely reflect or embody the Associated Goodwill, including the following:
(a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and
(b) the following documents and things in the possession or under the control of any Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by any Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of any Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:
(i) all lists, contracts, ancillary documents and other information that identify, describe or provide information with respect to any customers, dealers or distributors of any Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer’s, dealer’s, supplier’s or distributor’s name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

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(ii) all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;
(iii) all documents and agreements relating to the identity and locations of all sources of supply and all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and
(iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by any Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.
Store. A particular restaurant at a particular location that is owned or operated by Parent, the Issuer or one of its Subsidiaries.
Trademark License Rights. Any and all past, present or future rights and interests of any Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of any Assignor, or to which any Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of any Assignor or the Collateral Agent to enforce, and sue and recover for, any breach or violation of any such agreement to which any Assignor is a party.
Trademark Registrations. All past, present or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), including, without limitation, those set forth on Schedule A, together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of any Assignor or the Collateral Agent, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.
Trademark Rights. Any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of any Assignor or the Collateral Agent for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.
Trademarks. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of any Assignor, that (i) are set forth on Schedule A hereto, or (ii) have been adopted, acquired, owned, held or used by any Assignor or are now owned, held or used by any Assignor, in any Assignor’s business, or with any Assignor’s products and services, or in which any Assignor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held or used by any Assignor in any Assignor’s business or with any Assignor’s products and services, or in which any Assignor in the future acquires any right, title or interest.

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Use. With respect to any Trademark, all uses of such Trademark by, for or in connection with any Assignor or its business or for the direct or indirect benefit of any Assignor or its business, including all such uses by such Assignor itself, by any of the affiliates of any Assignor, or by any franchisee, licensee or contractor of any Assignor.
Unless otherwise provided herein, the rules of construction set forth in Section 1.04 of the Indenture shall be applicable to this Trademark Agreement.
2. GRANT OF SECURITY INTEREST.
2.1. Security Interest; Assignment of Marks. As collateral security for the payment and performance in full of all of the Obligations, each Assignor hereby unconditionally grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and first priority lien (subject, as to priority, only to Permitted Prior Liens) on all of such Assignor’s right, title and interest to the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) such Assignor’s right, title and interest to the Pledged Trademarks to the Collateral Agent for the benefit of the Secured Parties. In addition, subject to the Intercreditor Agreement, each Assignor hereby agrees upon the request of the Collateral Agent following and during the continuance of an Event of Default, to execute, and in addition hereby confirms that pursuant to §10 hereof such Assignor has constituted and appointed the Collateral Agent as such Assignor’s true and lawful attorney-in-fact to execute on such Assignor’s behalf, an assignment of federally registered trademarks and other registered trademarks in substantially the form of Exhibit 1 hereto (the “Assignment of Marks”). Each Assignor hereby authorizes the Collateral Agent to complete as assignee and record with the PTO and any other relevant authority the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Collateral Agent’s remedies under this Trademark Agreement and the other Security Documents.
Notwithstanding the foregoing, Excluded Assets (as defined in the Indenture) shall not constitute Pledged Trademarks.
2.2. Conditional Assignment. In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in §2.1, and subject to the Intercreditor Agreement, each Assignor grants, assigns, transfers, conveys and sets over to the Collateral Agent, for the benefit of the Secured Parties, such Assignor’s entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only (i) upon or after the occurrence and during the continuance of an Event of Default and (ii) either (A) upon the written demand of the Collateral Agent at any time during such continuance or (B) immediately and automatically (without notice or action of any kind by the Collateral Agent) upon an Event of Default for which acceleration of the Notes is automatic under the Indenture or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Security Documents, and applicable law (including the transfer or other disposition of the Collateral by any Assignor to the Collateral Agent or its nominee in lieu of foreclosure).

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2.3. Supplemental to Security Agreement. Pursuant to the Security Agreement, each Assignor has granted to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and lien on such Assignor’s right, title and interest to the Collateral (including the Pledged Trademarks). The Security Agreement, and all rights and interests of the Collateral Agent in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO or any other relevant authority, adversely affect or impair, in any way or to any extent, the Security Agreement, the security interest of the Collateral Agent in the Collateral (including the Pledged Trademarks) pursuant to the Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code of the State of New York or any other relevant jurisdiction (including the security interest in the Pledged Trademarks), or any present or future rights and interests of the Collateral Agent in and to the Collateral (including the Pledged Trademarks) under or in connection with the Security Agreement, this Trademark Agreement or the Uniform Commercial Code of the State of New York or any other relevant jurisdiction or otherwise. Any and all rights and interests of the Collateral Agent in and to the Pledged Trademarks (and any and all obligations of each Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Collateral Agent or any of the other Secured Parties (and the obligations of each Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Security Agreement or otherwise and shall not be in derogation thereof.
3. REPRESENTATIONS, WARRANTIES AND COVENANTS.
Each Assignor represents, warrants and covenants to the Secured Parties that: (i) Schedule A sets forth a true and complete list of all material Trademarks and all Trademark Registrations now owned, licensed, controlled or used by any Assignor; (ii) the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations that could be reasonably expected to, either in any case or in the aggregate, have a Materially Adverse Effect; (iii) to the best of each Assignor’s knowledge, each of the Trademarks and Trademark Registrations is valid and enforceable; (iv) to the best of each Assignor’s knowledge, there is no infringement by others of the Trademarks, Trademark Registrations or Trademark Rights that could be reasonably expected to, either in any case or in the aggregate, have a Materially Adverse Effect; (v) except as set forth on Schedule B attached hereto, no claim has been made that the use of any of the Trademarks does or may violate the rights of any third Person, and to the best of each Assignor’s knowledge, there is no infringement by any Assignor of the trademark rights of others; (vi) the Assignors are the sole and exclusive owners of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that any Assignor is licensed to use), free and clear of any Liens, including pledges, assignments, licenses, registered user agreements and covenants by any Assignor not to sue third Persons, other than (a) the security interest and assignment created by the Security Agreement, this Trademark Agreement and any Trademark License Rights, and (b) other Permitted Liens (subject, as to priority, only to Permitted Prior Liens); (vii) each Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (viii) each Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (ix) each Assignor has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (x) this Trademark Agreement, together with the Security Agreement, will create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority security interest (subject, as to priority, only to Permitted Prior Liens) in the Pledged Trademarks (other than foreign Trademarks) upon making the filings referred to in clause (xi) of this §3; and (xi) except for the filing of financing statements with the jurisdictions and filing offices set forth on Schedule C attached hereto under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (A) for the grant by each Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by each Assignor, or (B) for the perfection of or the exercise by the Collateral Agent of any of its rights and remedies hereunder, provided that the representation, warranty and covenant in this clause (xi) shall not apply to foreign Trademarks.

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4. INSPECTION RIGHTS.
Each Assignor hereby grants to the Collateral Agent and its employees and agents the right to visit such Assignor’s Stores and other facilities that prepare, manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto on reasonable advance notice to such Assignor and at reasonable times during regular business hours.
5. NO TRANSFER OR INCONSISTENT AGREEMENTS.
Without the Collateral Agent’s prior written consent, no Assignor will enter into any agreement (for example, a license agreement) that is inconsistent with any Assignor’s obligations under this Trademark Agreement or the Security Agreement. Notwithstanding anything herein to the contrary, however, each Assignor shall have the right to enter into licenses of the Pledged Trademarks in the ordinary course of business in connection with franchise agreements permitted under §28 of the Security Agreement and upon prior written notice to the Collateral Agent.
6. AFTER-ACQUIRED TRADEMARKS, ETC.
6.1. After-acquired Trademarks. If, before the Obligations shall have been finally paid and satisfied in full, any Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignors shall provide to the Collateral Agent notice thereof in writing not later than one month after the last day of each fiscal quarter of the Issuer and execute and deliver to the Collateral Agent such documents or instruments as the Collateral Agent may reasonably request further to implement, preserve or evidence the Collateral Agent’s interest therein. In addition, on the Collateral Agent’s reasonable written request (not to exceed four times per calendar year so long as no Event of Default is continuing), the Assignors shall promptly provide the Collateral Agent with a revised version of Schedule A hereto showing any additions or revisions to the Trademarks and Trademark Registrations then owned by any Assignor.
6.2. Amendment to Schedule. Each Assignor authorizes the Collateral Agent to modify this Trademark Agreement and the Assignment of Marks, without the necessity of any Assignor’s further approval or signature, by amending Schedule A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under §2 or this §6.
7. TRADEMARK PROSECUTION.
7.1. Assignors Responsible. Each Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold each of the Collateral Agent and the Secured Parties harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Collateral Agent or any other Secured Parties in connection with the Collateral Agent’s interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility and in the event that trademark counsel is required, the Assignors shall retain trademark counsel reasonably acceptable to the Collateral Agent.

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7.2. Assignors’ Duties, etc. Each Assignor shall have the right and the duty, subject to the last sentence of §7.1, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademarks and Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations; provided that no Assignor shall have the duty to take any action with respect to any Trademark which has a minimal value or is otherwise no longer useful in the business of the Issuer and its Subsidiaries. Any expenses incurred in connection with such applications and actions shall be borne jointly and severally by the Assignors. No Assignor shall abandon any filed trademark registration application, or any Trademark Registration or Trademark (other than any Trademark which has a minimal value or is otherwise no longer useful in the business of the Issuer and its Subsidiaries), without the consent of the Collateral Agent, which consent shall not be unreasonably withheld.
7.3. Assignors’ Enforcement Rights. Each Assignor shall have the right and the duty, subject to the last sentence of §7.1, to bring suit or other action in such Assignor’s own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights; provided that no Assignor shall have the duty to take any action with respect to any Trademark which has a minimal value or is otherwise no longer useful in the business of the Issuer and its Subsidiaries. Such Assignor may require the Collateral Agent to join in such suit or action as necessary to assure such Assignor’s ability to bring and maintain any such suit or action in any proper forum if (but only if) the Collateral Agent is completely satisfied that such joinder will not subject the Collateral Agent or any Holder to any risk of liability. Each Assignor shall promptly, upon demand, reimburse and indemnify the Collateral Agent for all damages, costs and expenses, including legal fees, incurred by the Collateral Agent pursuant to this §7.3.
7.4. Protection of Trademarks, etc. In general, each Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks; provided that no Assignor shall have the duty to take any action with respect to any Trademark which has a minimal value or is otherwise no longer useful in the business of the Issuer and its Subsidiaries. No Assignor shall take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks; provided that no Assignor shall have the duty to take any action with respect to any Trademark which has a minimal value or is otherwise no longer useful in the business of the Issuer and its Subsidiaries.
7.5. Notification by Assignors. Promptly upon obtaining knowledge thereof, the Assignors will notify the Collateral Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks, Trademark Registrations or Trademark Rights or any Assignor’s rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could materially adversely affect the value of any of the Pledged Trademarks, the ability of any Assignor or the Collateral Agent to dispose of any of the Pledged Trademarks or the rights and remedies of the Collateral Agent in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

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8. REMEDIES.
Upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, the Collateral Agent shall have, in addition to all other rights and remedies given it by this Trademark Agreement, the Security Agreement or otherwise, those rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York or any other relevant jurisdiction, and, without limiting the generality of the foregoing, the Collateral Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to any Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that any Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Collateral Agent in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker’s fees and legal services), shall transfer the residue of such proceeds to the Trustee, which shall apply the residue of such proceeds toward the payment of the Obligations in accordance with the terms of the Indenture and the Intercreditor Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignors at least six (6) Business Days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which each Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Collateral Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of, subject to the terms of the Intercreditor Agreement.
9. COLLATERAL PROTECTION.
If any Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of any Assignor shall be breached, the Collateral Agent, in its own name or that of any Assignor (in the sole discretion of the Collateral Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignors agree jointly and severally promptly to reimburse the Collateral Agent for any cost or expense incurred by the Collateral Agent in so doing.
10. POWER OF ATTORNEY.
If any Event of Default shall have occurred and be continuing, each Assignor does hereby make, constitute and appoint the Collateral Agent (and any officer or agent of the Collateral Agent as the Collateral Agent may select in its exclusive discretion) as such Assignor’s true and lawful attorney-in-fact, with full power of substitution and with the power to endorse such Assignor’s name on all applications, documents, papers and instruments necessary for the Collateral Agent to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third Person, or to take any and all actions necessary for the Collateral Agent to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of such Assignor therein to any third Person, and, in general, to execute and deliver any instruments or documents and do all other acts that such Assignor is obligated to execute and do hereunder, in each case such actions taken by the Collateral Agent to be subject to the Intercreditor Agreement. Such Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases each of the Collateral Agent and the Secured Parties from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Collateral Agent under this power of attorney (except for the Collateral Agent’s gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

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11. FURTHER ASSURANCES.
11.1. General. Each Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Collateral Agent may reasonably request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Collateral Agent the grant, perfection and priority of the Collateral Agent’s security interest in the Pledged Trademarks as a first priority perfected security interest (subject, as to priority, only to Permitted Prior Liens). Each Assignor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction and any trademark office (including, without limitation, the PTO) any initial financing statements and any other like documents noticing a security interest, and amendments thereto, that (a) indicate the collateral as the Pledged Trademarks or as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by any trademark office or part 5 of Article 9 of the Uniform Commercial Code of the State of New York or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement, any other like documents noticing a security interest, or amendment, including whether such Assignor is an organization, the type of organization and any organizational identification number issued to such Assignor. Each Assignor agrees to furnish any such information to the Collateral Agent promptly upon request. Each Assignor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
11.2. Duties of the Assignors. Without limiting the provisions of §11.1 above, each Assignor hereby covenants and agrees that such Assignor shall maintain the security interest created by this Trademark Agreement as a perfected security interest having priority over all other Liens other than Permitted Prior Liens and, in furtherance of, but without limiting, the foregoing, except as otherwise expressly permitted by this Trademark Agreement, shall (i) no later than the later of the date hereof and within one (1) Business Day of the date on which any Pledged Trademarks that would not be covered by previously filed Uniform Commercial Code financing statements is acquired, file, or cause to be filed, Uniform Commercial Code financing statements (or amendments to existing Uniform Commercial Code financing statements) (or such other statements as may be required under applicable law) in such manner and in such places as may be required under applicable law to fully preserve, maintain, and protect the security interest of the Collateral Agent and the priority thereof in the Pledged Trademarks granted hereunder, including the filing of Uniform Commercial Code financing statements in the jurisdiction of organization of such Assignor, naming such Assignor as the debtor, naming the Collateral Agent as the secured party and describing the collateral as the Pledged Trademarks and (ii) to the extent that the security interest granted hereunder with respect to the applicable assets remains in effect at such time, file Uniform Commercial Code continuation statements (or such other statements as may be required under applicable law to continue the priority of the security interests described in clause (i)) in the jurisdiction of organization of such Assignor and in any other location as necessary or appropriate under applicable law to continue such security interest and the priority thereof, no earlier than six (6) months and no later than thirty (30) days prior to the date on which the financing statements described in clause (i) would otherwise lapse or become ineffective under applicable law. Each Assignor agrees to deliver to each of the Trustee and the Collateral Agent copies of all Uniform Commercial Code financing statements (including continuation statements) and other statements filed pursuant to this §11.2 within ten (10) days after the filing thereof.

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12. RELEASE OF SECURITY INTEREST; TERMINATION.
At such time as all of the Obligations have been finally paid and satisfied in full, this Trademark Agreement shall terminate and, subject to Article 10 of the Indenture (including Section 10.06 thereof) and the Intercreditor Agreement, the Liens granted hereunder shall be released and the Collateral Agent shall, subject to the satisfaction of the conditions described in Article 10 of the Indenture (including Section 10.06 thereof), following the written request and at the expense of the Assignors (the Assignors being jointly and severally liable for such expense), without any recourse or representation, warranty or liability of any kind, execute and deliver to the Assignors such deeds, assignments and other instruments, prepared by the applicable Assignors and delivered to the Collateral Agent for its execution, as may be necessary or proper to release the Liens granted hereunder and to reassign and reconvey to and re-vest in the Assignors the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Collateral Agent by the Assignors pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made pursuant to or in accordance with any Note Document or the Intercreditor Agreement.
13. COURSE OF DEALING.
No course of dealing between any Assignor and the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder or under the Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
14. EXPENSES.
Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and expenses incurred by the Collateral Agent in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignors, such liability to be borne jointly and severally.
15. OVERDUE AMOUNTS.
Until paid, all amounts due and payable by the Assignors hereunder shall be a debt secured by the Pledged Trademarks and the other Collateral and shall bear, whether before or after judgment, interest set forth in the Indenture at the rate of interest for payment on the Notes during the continuation of an Event of Default.

10

16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT NOR ANY OTHER SECURED PARTY ASSUMES ANY LIABILITIES OF ANY ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING SUCH ASSIGNOR’S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF SUCH ASSIGNOR, AND THE ASSIGNORS SHALL INDEMNIFY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY COLLATERAL AGENT OR ANY OTHER SECURED PARTY WITH RESPECT TO SUCH LIABILITIES, SUCH LIABILITY TO INDEMNIFY TO BE BORNE JOINTLY AND SEVERALLY BY THE ASSIGNORS.
17. NOTICES.
All notices, requests and demands hereunder shall be in writing and (a) made to (i) the Collateral Agent at Wells Fargo Bank, National Association, Corporate Trust Services, 707 Wilshire Boulevard, 17th Floor, Los Angeles, California 90017, Attn: Maddy Hall, and (ii) each Assignor care of the address for notices for the Issuer under the Indenture, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by registered or certified mail, return receipt requested, five (5) days after mailing.
18. [RESERVED].
19. INTERCREDITOR AGREEMENT.
The provisions of this Trademark Agreement are subject in all respects to the provisions of the Intercreditor Agreement and, in the event of any discrepancy or inconsistency between this Trademark Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.
20. COLLATERAL AGENT’S EXONERATION.
Under no circumstances shall the Collateral Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner with respect to the Collateral. Neither the Collateral Agent nor any other Secured Party shall be required to take any action of any kind to collect, preserve or protect its or any Assignor’s rights in the Collateral or against other parties thereto. The Collateral Agent’s prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations. In acting as Collateral Agent, the Collateral Agent may rely upon and enforce each and all of the rights, powers, protections, immunities, indemnities and benefits of the Trustee under Article 7 of the Indenture, mutatis mutandis, as if the Collateral Agent was the “Trustee,” each reference therein to the Indenture was a reference to this Agreement and the other Security Documents and each reference therein to the “Company” or any “Guarantor” was a reference to the Assignors. Each Assignor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Pledged Trademarks made and granted hereby, including with respect to limitation of liability and indemnification, are more fully set forth in Article 10 of the Indenture, the terms and provisions of which are incorporated by reference herein.

11

21. AMENDMENT AND WAIVER.
Neither this Trademark Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct. Subject to the last sentence of this §21, the Collateral Agent shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of the Collateral Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Collateral Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Collateral Agent would otherwise have on any future occasion, whether similar in kind or otherwise. No amendment or modification to, or any waiver of, any provision of this Trademark Agreement shall be effective unless such amendment, modification or waiver is permitted under and effected in accordance with Article 9 of the Indenture.
22. GOVERNING LAW; CONSENT TO JURISDICTION.
THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, or any appellate court from any thereof, and consents to the non-exclusive jurisdiction of such courts and to service of process in any such suit being made upon the Assignors by mail at the address specified in §17. Each Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
23. WAIVER OF JURY TRIAL.
EACH ASSIGNOR WAIVES ITS RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignors (i) certify that neither the Collateral Agent nor any other Secured Party nor any representative, agent or attorney of the Collateral Agent or any other Secured Party has represented, expressly or otherwise, that the Collateral Agent or any other Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledge that, in entering into the Indenture and the other Note Documents to which the Collateral Agent or any other Secured Party is a party, the Collateral Agent and the other Secured Parties are relying upon, among other things, the waivers and certifications contained in this §23.

12

24. MISCELLANEOUS.
The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon each Assignor and its respective successors and assigns, and shall inure to the benefit of the Collateral Agent, the Secured Parties and their respective successors and assigns; provided that neither this Trademark Agreement nor any rights or obligations hereunder may be assigned by any Assignor, without the prior written consent of the Collateral Agent acting at the direction of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any purported assignment in breach of this proviso shall be of no force and effect. This Trademark Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Security Agreement, the provisions of the Security Agreement shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Assignor acknowledges receipt of a copy of this Trademark Agreement.
[Signature Pages to Follow]

13

IN WITNESS WHEREOF, each Assignor has duly executed and delivered this Trademark Collateral Security and Pledge Agreement as of the day and year first above written.

ASSIGNORS:

REAL MEX RESTAURANTS, INC.
ACAPULCO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
EL TORITO RESTAURANTS, INC.
TARV, INC.
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO MARK CORP.
MURRAY PACIFIC
REAL MEX FOODS, INC.
ALA DESIGN, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
CKR ACQUISITION CORP.
CHEVYS RESTAURANTS, LLC

By:

Name:

Title:

RM RESTAURANT HOLDING CORP.

By:

Name:

Title:

Trademark Assignment Agreement

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:

Name:

Title:

Trademark Assignment Agreement

2

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF	)
Before me, the undersigned, a Notary Public in and for the county aforesaid, on this            day of July, 2009, personally appeared                                                              to me known personally, and who, being by me duly sworn, deposes and says that he is the                                                                                                       of REAL MEX RESTAURANTS, INC., ACAPULCO RESTAURANTS, INC., EL TORITO FRANCHISING COMPANY, EL TORITO RESTAURANTS, INC., TARV, INC., ACAPULCO RESTAURANT OF VENTURA, INC., ACAPULCO RESTAURANT OF WESTWOOD, INC., ACAPULCO MARK CORP., MURRAY PACIFIC, REAL MEX FOODS, INC., ALA DESIGN, INC., ACAPULCO RESTAURANT OF DOWNEY, INC., ACAPULCO RESTAURANT OF MORENO VALLEY, INC., EL PASO CANTINA, INC., CKR ACQUISITION CORP., and CHEVYS RESTAURANTS, LLC, and that said instrument was signed and sealed on behalf of said entities by authority of their respective Boards of Directors, and said                                                              acknowledged said instrument to be the free act and deed of said entities.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Notary Public
My commission expires:
Trademark Assignment Agreement

CERTIFICATE OF ACKNOWLEDGMENT OF PARENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)
Before me, the undersigned, a Notary Public in and for the county aforesaid, on this            day of July, 2009, personally appeared                                                              to me known personally, and who, being by me duly sworn, deposes and says that he is the                                                                                                       of RM RESTAURANT HOLDING CORP., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said                                                              acknowledged said instrument to be the free act and deed of said corporation.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Notary Public
My commission expires:
Trademark Assignment Agreement

CERTIFICATE OF ACKNOWLEDGMENT OF COLLATERAL AGENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)
Before me, the undersigned, a Notary Public in and for the county aforesaid, on this            day of July, 2009, personally appeared                                                              to me known personally, and who, being by me duly sworn, deposes and says that he is the                                          of WELLS FARGO BANK, NATIONAL ASSOCIATION, and that said instrument was signed and sealed on behalf of said institution by authority of its governing body, and said                                                              acknowledged said instrument to be the free act and deed of said corporation.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Notary Public
My commission expires:
Trademark Assignment Agreement

SCHEDULE A

U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

		U.S.
		Application
		No./Reg.	U.S. Filing
Owner of Trademark	Trademark	Number	Date/Reg. Date
Acapulco Restaurants, Inc.	ACAPULCO MEXICAN RESTAURANT (and Design)	2,868,568	8/03/2004
Acapulco Restaurants, Inc.	SI WE CAN!	2,393,744	10/10/2000
Acapulco Restaurants, Inc.	SEA OF CORTEZ	2,389,527	9/26/2000
Acapulco Restaurants, Inc.	MARGARITA MONDAYS	2,098,690	9/23/97
Acapulco Restaurants, Inc.	ACAPULCO MEXICAN RESTAURANT Y CANTINA (and Design)	2,115,063	11/25/97
Acapulco Restaurants, Inc.	BURRITOS BY THE FOOT! (and Design)	1,854,764	9/20/94
Acapulco Restaurants, Inc.	MARGARITA CLASSICA	1,809,471	12/07/93
Acapulco Restaurants, Inc.	LA VILLA TAXCO	1,561,620	10/17/89
Acapulco Restaurants, Inc.	ACAPULCO	1,411,761	9/30/86
Acapulco Restaurants, Inc.	LOS ARCOS	1,128,429	12/25/79
Acapulco Restaurants, Inc.	SAN FRANCISCO SPECIAL	1,150,058	3/31/81
Acapulco Restaurants, Inc.	Mucho Macho Platters	77/427,275	03/03/08
Chevys Restaurants, LLC	FRESH MEX TEQUINI	2,409,955	12/05/2000
Chevys Restaurants, LLC	CHEVYS EXPRESS MEX (and Design)	2,579,149	6/11/2002
Chevys Restaurants, LLC	CHEVYS FRESH MEX	2,251,029	6/08/99
Chevys Restaurants, LLC	CHEVYS EXPRESS MEX	2,375,705	8/08/2000
Chevys Restaurants, LLC	CHEVYS FRESH MEX	2,066,652	6/03/97
Chevys Restaurants, LLC	EL MACHINO	1,951,323	1/23/96
Chevys Restaurants, LLC	FRESH MEX	1,750,598	2/02/93
Chevys Restaurants, LLC	CHEVYS MEXICAN RESTAURANT	1,624,237	11/20/90
Chevys Restaurants, LLC	FRESH MEX	1,613,407	9/11/90
Chevys Restaurants, LLC	FAMOUS FOR FAJITAS AND FIESTAS	1,446,992	7/07/87
Chevys Restaurants, LLC	Chevys Fresh Mex	3170878	11/14/06
El Torito Restaurants, Inc.	TAQUERIA FRESCA	2,982,978	8/09/2005
El Torito Restaurants, Inc.	EL TORITO. REAL MEXICAN	3,033,368	12/27/2005
El Torito Restaurants, Inc.	(Design only) (Bull)	2,800,792	12/30/2003
El Torito Restaurants, Inc.	MARGARITA SUPREMA	2,726,055	6/10/2003

Schedule A-1

		U.S.
		Application
		No./Reg.	U.S. Filing
Owner of Trademark	Trademark	Number	Date/Reg. Date
El Torito Restaurants, Inc.	LAVA COLADA	2,714,824	5/13/2003
El Torito Restaurants, Inc.	EL TORITO (Stylized)	2,410,258	12/05/2000
El Torito Restaurants, Inc.	(Design only) (Bull)	2,410,253	12/05/2000
El Torito Restaurants, Inc.	EL TORITO EST. 1954 (and Design)	2,410,249	12/05/2000
El Torito Restaurants, Inc.	EL TORITO	2,410,247	12/05/2000
El Torito Restaurants, Inc.	EL TORITO EST. 1954 (and Design)	2,418,861	1/09/2001
El Torito Restaurants, Inc.	(Design only)	2,336,340	3/28/2000
El Torito Restaurants, Inc.	WHO-SONG & LARRY’S	2,288,003	10/19/99
El Torito Restaurants, Inc.	EL TORITO GRILL	2,187,960	9/08/98
El Torito Restaurants, Inc.	EL TORITO	2,187,953	9/08/98
El Torito Restaurants, Inc.	EL TORITO (Stylized)	2,319,745	2/15/2000
El Torito Restaurants, Inc.	EL TORITO	2,319,732	2/15/2000
El Torito Restaurants, Inc.	TAQUERIA FRESCA	2,170,610	6/30/98
El Torito Restaurants, Inc.	EL TORITO	1,961,662	3/12/96
El Torito Restaurants, Inc.	FAJITAS CHIQUITAS	1,763,092	4/06/93
El Torito Restaurants, Inc.	CASA GALLARDO	1,710,269	8/25/92
El Torito Restaurants, Inc.	TACO MANIA	1,655,092	8/27/91
El Torito Restaurants, Inc.	FIESTA ZONE	1,660,229	10/08/91
El Torito Restaurants, Inc.	TEQUILA WILLIE’S	1,650,442	7/09/91
El Torito Restaurants, Inc.	PRONTO COMBO	1,637,727	3/12/91
El Torito Restaurants, Inc.	THE ORIGINAL EL TORITO RESTAURANT EST. 1954 (and Design)	1,653,964	8/13/91
El Torito Restaurants, Inc.	SALSA QUEMADA	1,582,816	2/13/90
El Torito Restaurants, Inc.	CASA GALLARDO MEXICAN RESTAURANT (and Design)	1,215,404	11/02/82
El Torito Restaurants, Inc.	GUADALAHARRY’S	1,195,937	5/18/82
El Torito Restaurants, Inc.	CASA GALLARDO	1,222,950	1/04/83
El Torito Restaurants, Inc.	EL TORITO (Stylized)	939,089	7/25/72
El Torito Restaurants, Inc.	Big Party Little Bull	3186212	12/19/06
El Torito Restaurants, Inc.	Sinigual	3,613,500	04/28/09
El Torito Restaurants, Inc.	Tacorito Tuesday	3541658	12/02/08
Real Mex Foods, Inc.	REAL MEX FOODS	3,009,695	10/25/05
Real Mex Foods, Inc.	Real Mex Restaurants	3,166,954	10/31/06
Real Mex Foods, Inc.	Real Mex Restaurants & Design	3,200,865	01/23/07

Schedule A-2

State Trademarks and Trademark Registrations

			State
			Application
			No./Reg.	State Filing
Owner of Trademark	State	Trademark	Number	Date/Reg. Date
Acapulco Restaurants, Inc.	MA	ACAPULCO’S (and Design)	62,257	11/26/2002
Acapulco Restaurants, Inc.	CA	MARGARITA MONDAYS (and Design)	45,606	2/16/96
Acapulco Restaurants, Inc.	CA	BURRITOS BY THE FOOT (and Design)	43,899	9/21/94
Acapulco Restaurants Inc.	CA	SI, WE CAN!	42,713	11/19/93
El Torito Restaurants, Inc.	CA	LAS BRISAS (and Design)	58,588	12/29/2003
El Torito Restaurants, Inc.	CA	LAS BRISAS	58,587	12/29/2003
El Torito Restaurants, Inc.	CA	ULTIMA MARGARITA	107,401	7/10/2001
El Torito Restaurants, Inc.	OR	WHO-SONG & LARRY’S (and Design)	S34,860	2/06/2001
El Torito Restaurants, Inc.	WA	WHO-SONG & LARRY’S	15,451	12/06/84
El Torito Restaurants, Inc.	MO	CASA GALLARDO	12,928	8/22/94
El Torito Restaurants, Inc.	AZ	El Torito	23055	11/20/84

Schedule A-3

FOREIGN TRADEMARKS

			Foreign	Foreign
			Registration	Registration
Owner of Trademark	Country	Trademark	Number	Date
Chevys Restaurants, LLC	European Community	CHEVYS	196,626	11/18/98
Chevys Restaurants, LLC	European Community	FRESH MEX	196,584	5/08/2000
Chevys Restaurants, LLC[1]	Canada	CHEVYS MEXICAN RESTAURANT (and Design)	46241	8/30/96
El Torito Restaurants, Inc.	France	EL TORITO	00/3,062,507	10/10/2001
El Torito Restaurants, Inc.	France	EL TORITO	1,568,149	10/06/99
El Torito Restaurants, Inc.	Benelux	EL TORITO	470,765	10/19/99
El Torito Restaurants, Inc.	Austria	EL TORITO	196,375	5/23/2001
El Torito Restaurants, Inc.	Germany	EL TORITO	30,064,208	6/12/2001
El Torito Restaurants, Inc.	Germany	EL TORITO	2,105,830	7/07/99
El Torito Restaurants, Inc.	Italy	EL TORITO	970.136	6/23/2005
El Torito Restaurants, Inc.	Sweden	EL TORITO	346,673	6/01/2001
El Torito Restaurants, Inc.	Bahrain	EL TORITO	2655	3/09/98
El Torito Restaurants, Inc.	Bulgaria	EL TORITO	40894	12/04/2001
El Torito Restaurants, Inc.	Denmark	EL TORITO	VR200005615	12/05/2000
El Torito Restaurants, Inc.	Egypt	EL TORITO	113265	12/28/2003
El Torito Restaurants, Inc.	Finland	EL TORITO	219810	12/15/2000
El Torito Restaurants, Inc.	Greece	EL TORITO	76646	10/17/2002
El Torito Restaurants, Inc.	Ireland	EL TORITO	218876	4/01/96
El Torito Restaurants, Inc.	Jordan	EL TORITO	49234	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	49233	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	61151	9/02/2002
El Torito Restaurants, Inc.	Jordan	EL TORITO	49231	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	49230	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	49232	6/01/99
El Torito Restaurants, Inc.	Korea, Republic of	EL TORITO	75942	5/20/2002
El Torito Restaurants, Inc.	Lebanon	EL TORITO	76100	6/15/98
El Torito Restaurants, Inc.	Paraguay	EL TORITO	251820	11/15/2002

Schedule A-4

			Foreign	Foreign
			Registration	Registration
Owner of Trademark	Country	Trademark	Number	Date
El Torito Restaurants, Inc.	Syria	EL TORITO	66157	11/12/98
El Torito Restaurants, Inc.	Turkey	EL TORITO	185981	11/07/96
El Torito Restaurants, Inc.	United Arab Emirates	EL TORITO	19010	12/26/98
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS	61518	9/15/2002
El Torito Restaurants, Inc.	Turkey	EL TORITO EXPRESS	182699	3/13/97
El Torito Restaurants, Inc.	Bahrain	EL TORITO EXPRESS GRILL	2657	3/09/98
El Torito Restaurants, Inc.	Egypt	EL TORITO EXPRESS GRILL	113267	12/28/2003
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49563	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49560	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49561	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49562	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49564	6/29/99
El Torito Restaurants, Inc.	Lebanon	EL TORITO EXPRESS GRILL	76102	6/15/98
El Torito Restaurants, Inc.	Turkey	EL TORITO EXPRESS GRILL	193467	3/10/98
El Torito Restaurants, Inc.	Bahrain	EL TORITO GRILL	2656	3/09/98
El Torito Restaurants, Inc.	Egypt	EL TORITO GRILL	113266	12/28/2003
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49567	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49568	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49569	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49566	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	61519	9/15/2002
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49565	6/29/99
El Torito Restaurants, Inc.	Lebanon	EL TORITO GRILL	76101	6/15/98
El Torito Restaurants, Inc.	Syria	EL TORITO GRILL	66185	11/14/98

Schedule A-5

			Foreign	Foreign
			Registration	Registration
Owner of Trademark	Country	Trademark	Number	Date
El Torito Restaurants, Inc.	United Arab Emirates	EL TORITO GRILL	19009	12/26/98
El Torito Restaurants, Inc.	Turkey	EL TORITO G-R-I-L-L (and Design)	183005	3/13/97
El Torito Restaurants, Inc.	Malaysia	EL TORITO	1003188	3/13/01
El Torito Restaurants, Inc.	Ireland	El Torito	T/01/13679B	08/29/05
El Torito Restaurants, Inc.	European Community	The Original El Torito Restaurant Est. 1954 & Design	000184234	4/18/01
El Torito Restaurants, Inc.	Costa Rica	The Original El Torito Restaurant Est 1954 & Design (design/trade name)	82814	06/02/93
El Torito Restaurants, Inc.	Colombia	El Torito & Design (IC 29) Opposition	Pending
El Torito Restaurants, Inc.	Colombia	El Torito & Design (Stylized)	Pending

Schedule A-6

SCHEDULE B
Trademark Violations
None

Schedule B-1

SCHEDULE C
Uniform Commercial Code Filing Offices

Jurisdictions/Filing Offices	Assignor

Secretary of State of California:	TARV, Inc.

Acapulco Restaurant of Westwood, Inc.

Acapulco Restaurant of Downey, Inc.

Murray Pacific

ALA Design, Inc.

Real Mex Foods, Inc.

Acapulco Restaurant of Moreno Valley, Inc.

El Paso Cantina, Inc.

Acapulco Restaurant of Ventura, Inc.

Secretary of State of Delaware:	Real Mex Restaurants, Inc.

Acapulco Restaurants, Inc.

El Torito Franchising Company

El Torito Restaurants, Inc.

Acapulco Mark Corp.

CKR Acquisition Corp.

Chevys Restaurants, LLC

RM Restaurant Holding Corp.

Schedule C-1

EXHIBIT 1
ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS
WHEREAS,                                                                                   a [corporation] organized and existing under the laws of the State of [Delaware][California], having a place of business at 5660 Katella Avenue, Suite 100, Cypress, California 90603 (the “Assignor”), has adopted and used and is using the trademarks and service marks (the “Marks”) identified on the Annex hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office and certain other jurisdictions identified on such Annex; and
WHEREAS, [                                                            ], having a place of business at [                                                            ] (the “Assignee”), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with (i) the registrations of and registration applications for the Marks, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.
This Assignment of Trademarks and Service Marks is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks below.

Exhibit 1-1

IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this Assignment of Trademarks and Service Marks, as an instrument under seal, on this            day of                     , 20     .

ASSIGNOR:

REAL MEX RESTAURANTS, INC.
ACAPULCO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
EL TORITO RESTAURANTS, INC.
TARV, INC.
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO MARK CORP.
MURRAY PACIFIC
REAL MEX FOODS, INC.
ALA DESIGN, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
CKR ACQUISITION CORP.
CHEVYS RESTAURANTS, LLC

By:

Name:

Title:

RM RESTAURANT HOLDING CORP.

By:

Name:

Title:

Exhibit 1-2

The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Assignor to the Assignee is hereby accepted as of the            day of                     , 20     .

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:

Name:

Title:

Exhibit 1-3

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF	)
) ss.
COUNTY OF	)
Before me, the undersigned, a Notary Public in and for the county aforesaid, on this day of                     , 20     , personally appeared                                                              to me known personally, and who, being by me duly sworn, deposes and says that he is the                                                                                                       of REAL MEX RESTAURANTS, INC., ACAPULCO RESTAURANTS, INC., EL TORITO FRANCHISING COMPANY, EL TORITO RESTAURANTS, INC., TARV, INC., ACAPULCO RESTAURANT OF VENTURA, INC., ACAPULCO RESTAURANT OF WESTWOOD, INC., ACAPULCO MARK CORP., MURRAY PACIFIC, REAL MEX FOODS, INC., ALA DESIGN, INC., ACAPULCO RESTAURANT OF DOWNEY, INC., ACAPULCO RESTAURANT OF MORENO VALLEY, INC., EL PASO CANTINA, INC., CKR ACQUISITION CORP., and CHEVYS RESTAURANTS, LLC, and that said instrument was signed and sealed on behalf of said entities by authority of their respective Boards of Directors, and said                                                              acknowledged said instrument to be the free act and deed of said entities.
I certify under PENALTY OF PERJURY under the laws of the [Commonwealth][State] of                      that the foregoing paragraph is true and correct.

Notary Public
My commission expires:

Exhibit 1-4

CERTIFICATE OF ACKNOWLEDGMENT OF PARENT

COMMONWEALTH OR STATE OF	)
) ss.
COUNTY OF	)
Before me, the undersigned, a Notary Public in and for the county aforesaid, on this                      day of                     ,
20_____, personally appeared                                                              to me known personally, and who, being by me duly sworn, deposes and says that he is the                                                                                                       of RM RESTAURANT HOLDING CORP., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said                                                                                   acknowledged said instrument to be the free act and deed of said corporation.
I certify under PENALTY OF PERJURY under the laws of the [Commonwealth][State] of                                          that the foregoing paragraph is true and correct.

Notary Public
My commission expires:

Exhibit 1-5

ANNEX
U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

		U.S.
		Application
		No./Reg.	U.S. Filing
Owner of Trademark	Trademark	Number	Date/Reg. Date
Acapulco Restaurants, Inc.	ACAPULCO MEXICAN RESTAURANT (and Design)	2,868,568	8/03/2004
Acapulco Restaurants, Inc.	SI WE CAN!	2,393,744	10/10/2000
Acapulco Restaurants, Inc.	SEA OF CORTEZ	2,389,527	9/26/2000
Acapulco Restaurants, Inc.	MARGARITA MONDAYS	2,098,690	9/23/97
Acapulco Restaurants, Inc.	ACAPULCO MEXICAN RESTAURANT Y CANTINA (and Design)	2,115,063	11/25/97
Acapulco Restaurants, Inc.	BURRITOS BY THE FOOT! (and Design)	1,854,764	9/20/94
Acapulco Restaurants, Inc.	MARGARITA CLASSICA	1,809,471	12/07/93
Acapulco Restaurants, Inc.	LA VILLA TAXCO	1,561,620	10/17/89
Acapulco Restaurants, Inc.	ACAPULCO	1,411,761	9/30/86
Acapulco Restaurants, Inc.	LOS ARCOS	1,128,429	12/25/79
Acapulco Restaurants, Inc.	SAN FRANCISCO SPECIAL	1,150,058	3/31/81
Acapulco Restaurants, Inc.	Mucho Macho Platters	77/427,275	03/03/08
Chevys Restaurants, LLC	FRESH MEX TEQUINI	2,409,955	12/05/2000
Chevys Restaurants, LLC	CHEVYS EXPRESS MEX (and Design)	2,579,149	6/11/2002
Chevys Restaurants, LLC	CHEVYS FRESH MEX	2,251,029	6/08/99
Chevys Restaurants, LLC	CHEVYS EXPRESS MEX	2,375,705	8/08/2000
Chevys Restaurants, LLC	CHEVYS FRESH MEX	2,066,652	6/03/97
Chevys Restaurants, LLC	EL MACHINO	1,951,323	1/23/96
Chevys Restaurants, LLC	FRESH MEX	1,750,598	2/02/93
Chevys Restaurants, LLC	CHEVYS MEXICAN RESTAURANT	1,624,237	11/20/90
Chevys Restaurants, LLC	FRESH MEX	1,613,407	9/11/90
Chevys Restaurants, LLC	FAMOUS FOR FAJITAS AND FIESTAS	1,446,992	7/07/87
Chevys Restaurants, LLC	Chevys Fresh Mex	3170878	11/14/06
El Torito Restaurants, Inc.	TAQUERIA FRESCA	2,982,978	8/09/2005
El Torito Restaurants, Inc.	EL TORITO. REAL MEXICAN	3,033,368	12/27/2005
El Torito Restaurants, Inc.	(Design only) (Bull)	2,800,792	12/30/2003
El Torito Restaurants, Inc.	MARGARITA SUPREMA	2,726,055	6/10/2003

Annex - 1

		U.S.
		Application
		No./Reg.	U.S. Filing
Owner of Trademark	Trademark	Number	Date/Reg. Date
El Torito Restaurants, Inc.	LAVA COLADA	2,714,824	5/13/2003
El Torito Restaurants, Inc.	EL TORITO (Stylized)	2,410,258	12/05/2000
El Torito Restaurants, Inc.	(Design only) (Bull)	2,410,253	12/05/2000
El Torito Restaurants, Inc.	EL TORITO EST. 1954 (and Design)	2,410,249	12/05/2000
El Torito Restaurants, Inc.	EL TORITO	2,410,247	12/05/2000
El Torito Restaurants, Inc.	EL TORITO EST. 1954 (and Design)	2,418,861	1/09/2001
El Torito Restaurants, Inc.	(Design only)	2,336,340	3/28/2000
El Torito Restaurants, Inc.	WHO-SONG & LARRY’S	2,288,003	10/19/99
El Torito Restaurants, Inc.	EL TORITO GRILL	2,187,960	9/08/98
El Torito Restaurants, Inc.	EL TORITO	2,187,953	9/08/98
El Torito Restaurants, Inc.	EL TORITO (Stylized)	2,319,745	2/15/2000
El Torito Restaurants, Inc.	EL TORITO	2,319,732	2/15/2000
El Torito Restaurants, Inc.	TAQUERIA FRESCA	2,170,610	6/30/98
El Torito Restaurants, Inc.	EL TORITO	1,961,662	3/12/96
El Torito Restaurants, Inc.	FAJITAS CHIQUITAS	1,763,092	4/06/93
El Torito Restaurants, Inc.	CASA GALLARDO	1,710,269	8/25/92
El Torito Restaurants, Inc.	TACO MANIA	1,655,092	8/27/91
El Torito Restaurants, Inc.	FIESTA ZONE	1,660,229	10/08/91
El Torito Restaurants, Inc.	TEQUILA WILLIE’S	1,650,442	7/09/91
El Torito Restaurants, Inc.	PRONTO COMBO	1,637,727	3/12/91
El Torito Restaurants, Inc.	THE ORIGINAL EL TORITO RESTAURANT EST. 1954 (and Design)	1,653,964	8/13/91
El Torito Restaurants, Inc.	SALSA QUEMADA	1,582,816	2/13/90
El Torito Restaurants, Inc.	CASA GALLARDO MEXICAN RESTAURANT (and Design)	1,215,404	11/02/82
El Torito Restaurants, Inc.	GUADALAHARRY’S	1,195,937	5/18/82
El Torito Restaurants, Inc.	CASA GALLARDO	1,222,950	1/04/83
El Torito Restaurants, Inc.	EL TORITO (Stylized)	939,089	7/25/72
El Torito Restaurants, Inc.	Big Party Little Bull	3186212	12/19/06
El Torito Restaurants, Inc.	Sinigual	3,613,500	04/28/09
El Torito Restaurants, Inc.	Tacorito Tuesday	3541658	12/02/08
Real Mex Foods, Inc.	REAL MEX FOODS	3,009,695	10/25/05
Real Mex Foods, Inc.	Real Mex Restaurants	3,166,954	10/31/06
Real Mex Foods, Inc.	Real Mex Restaurants & Design	3,200,865	01/23/07

Annex - 2

State Trademarks and Trademark Registrations

			State
			Application
			No./Reg.	State Filing
Owner of Trademark	State	Trademark	Number	Date/Reg. Date
Acapulco Restaurants, Inc.	MA	ACAPULCO’S (and Design)	62,257	11/26/2002
Acapulco Restaurants, Inc.	CA	MARGARITA MONDAYS (and Design)	45,606	2/16/96
Acapulco Restaurants, Inc.	CA	BURRITOS BY THE FOOT (and Design)	43,899	9/21/94
Acapulco Restaurants Inc.	CA	SI, WE CAN!	42,713	11/19/93
El Torito Restaurants, Inc.	CA	LAS BRISAS (and Design)	58,588	12/29/2003
El Torito Restaurants, Inc.	CA	LAS BRISAS	58,587	12/29/2003
El Torito Restaurants, Inc.	CA	ULTIMA MARGARITA	107,401	7/10/2001
El Torito Restaurants, Inc.	OR	WHO-SONG & LARRY’S (and Design)	S34,860	2/06/2001
El Torito Restaurants, Inc.	WA	WHO-SONG & LARRY’S	15,451	12/06/84
El Torito Restaurants, Inc.	MO	CASA GALLARDO	12,928	8/22/94
El Torito Restaurants, Inc.	AZ	El Torito	23055	11/20/84

Annex - 3

FOREIGN TRADEMARKS

			Foreign	Foreign
			Registration	Registration
Owner of Trademark	Country	Trademark	Number	Date
Chevys Restaurants, LLC	European Community	CHEVYS	196,626	11/18/98
Chevys Restaurants, LLC	European Community	FRESH MEX	196,584	5/08/2000
Chevys Restaurants, LLC[1]	Canada	CHEVYS MEXICAN RESTAURANT (and Design)	46241	8/30/96
El Torito Restaurants, Inc.	France	EL TORITO	00/3,062,507	10/10/2001
El Torito Restaurants, Inc.	France	EL TORITO	1,568,149	10/06/99
El Torito Restaurants, Inc.	Benelux	EL TORITO	470,765	10/19/99
El Torito Restaurants, Inc.	Austria	EL TORITO	196,375	5/23/2001
El Torito Restaurants, Inc.	Germany	EL TORITO	30,064,208	6/12/2001
El Torito Restaurants, Inc.	Germany	EL TORITO	2,105,830	7/07/99
El Torito Restaurants, Inc.	Italy	EL TORITO	970.136	6/23/2005
El Torito Restaurants, Inc.	Sweden	EL TORITO	346,673	6/01/2001
El Torito Restaurants, Inc.	Bahrain	EL TORITO	2655	3/09/98
El Torito Restaurants, Inc.	Bulgaria	EL TORITO	40894	12/04/2001
El Torito Restaurants, Inc.	Denmark	EL TORITO	VR200005615	12/05/2000
El Torito Restaurants, Inc.	Egypt	EL TORITO	113265	12/28/2003
El Torito Restaurants, Inc.	Finland	EL TORITO	219810	12/15/2000
El Torito Restaurants, Inc.	Greece	EL TORITO	76646	10/17/2002
El Torito Restaurants, Inc.	Ireland	EL TORITO	218876	4/01/96
El Torito Restaurants, Inc.	Jordan	EL TORITO	49234	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	49233	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	61151	9/02/2002
El Torito Restaurants, Inc.	Jordan	EL TORITO	49231	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	49230	6/01/99
El Torito Restaurants, Inc.	Jordan	EL TORITO	49232	6/01/99
El Torito Restaurants, Inc.	Korea, Republic of	EL TORITO	75942	5/20/2002
El Torito Restaurants, Inc.	Lebanon	EL TORITO	76100	6/15/98
El Torito Restaurants, Inc.	Paraguay	EL TORITO	251820	11/15/2002
El Torito Restaurants, Inc.	Syria	EL TORITO	66157	11/12/98
El Torito Restaurants, Inc.	Turkey	EL TORITO	185981	11/07/96
El Torito Restaurants, Inc.	United Arab Emirates	EL TORITO	19010	12/26/98

Annex - 4

			Foreign	Foreign
			Registration	Registration
Owner of Trademark	Country	Trademark	Number	Date
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS	61518	9/15/2002
El Torito Restaurants, Inc.	Turkey	EL TORITO EXPRESS	182699	3/13/97
El Torito Restaurants, Inc.	Bahrain	EL TORITO EXPRESS GRILL	2657	3/09/98
El Torito Restaurants, Inc.	Egypt	EL TORITO EXPRESS GRILL	113267	12/28/2003
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49563	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49560	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49561	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49562	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO EXPRESS GRILL	49564	6/29/99
El Torito Restaurants, Inc.	Lebanon	EL TORITO EXPRESS GRILL	76102	6/15/98
El Torito Restaurants, Inc.	Turkey	EL TORITO EXPRESS GRILL	193467	3/10/98
El Torito Restaurants, Inc.	Bahrain	EL TORITO GRILL	2656	3/09/98
El Torito Restaurants, Inc.	Egypt	EL TORITO GRILL	113266	12/28/2003
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49567	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49568	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49569	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49566	6/29/99
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	61519	9/15/2002
El Torito Restaurants, Inc.	Jordan	EL TORITO GRILL	49565	6/29/99

Annex - 5

			Foreign	Foreign
			Registration	Registration
Owner of Trademark	Country	Trademark	Number	Date
El Torito Restaurants, Inc.	Lebanon	EL TORITO GRILL	76101	6/15/98
El Torito Restaurants, Inc.	Syria	EL TORITO GRILL	66185	11/14/98
El Torito Restaurants, Inc.	United Arab Emirates	EL TORITO GRILL	19009	12/26/98
El Torito Restaurants, Inc.	Turkey	EL TORITO G-R-I-L-L (and Design)	183005	3/13/97
El Torito Restaurants, Inc.	Malaysia	EL TORITO	1003188	3/13/01
El Torito Restaurants, Inc.	Ireland	El Torito	T/01/13679B	08/29/05
El Torito Restaurants, Inc.	European Community	The Original El Torito Restaurant Est. 1954 & Design	000184234	4/18/01
El Torito Restaurants, Inc.	Costa Rica	The Original El Torito Restaurant Est 1954 & Design (design/trade name)	82814	06/02/93
El Torito Restaurants, Inc.	Colombia	El Torito & Design (IC 29) Opposition	Pending
El Torito Restaurants, Inc.	Colombia	El Torito & Design (Stylized)	Pending

Annex - 6